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              Cautionary Statement Relating To Forward-Looking Statements



         Burlington Resources Inc. (the "Company") may, in discussions of its future plans, objectives, and expected performance in periodic reports filed by the Company with the Securities and Exchange Commission (or documents incorporated by reference therein) and in written and oral presentations made by the Company, include projections or other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 or Section 21E of the
Securities Exchange Act of 1934, as amended. Such projections and forward-looking statements are based on assumptions which the Company believes are reasonable, but are by their nature inherently uncertain. In all cases, there can be no assurance that such assumptions will prove correct or that projected events will occur, and actual results could differ materially from those projected. Some of the important factors that could cause actual results to differ from any such projections or other forward-looking statements follow.

         Commodity Pricing and Demand. Substantially all of the Company's crude oil and natural gas production is sold on the spot market or under short-term contracts at market sensitive prices. Spot market prices for natural gas are subject to volatile trading patterns in the commodity futures markets, including the New York Mercantile Exchange ("NYMEX"), because of seasonal weather patterns, national supply and demand factors, and general economic conditions. Although the futures markets provide some indication of crude oil and natural gas prices for the subsequent 12 to 18 months, prices in the futures markets are subject to substantial changes in relatively short periods of time. There is also a difference between the NYMEX futures contract price for a particular month and the actual cash price received for that month in a producing basin or at a market hub, which is referred to as the "basis differential." Basis differentials, like the underlying commodity prices, can be volatile because of regional supply and demand factors, including seasonal factors and the availability and price of transportation to consuming areas. Crude oil prices are affected by similar factors, by quality differentials, by worldwide political developments, and by actions of the Organization of Petroleum Exporting Countries.

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         Changes  in  crude  oil  and  natural  gas  prices   (including   basis
differentials) from those assumed in preparing projections and forward-looking statements could cause the Company's actual financial results to differ materially from projected financial results and can also impact the Company's determination of proved reserves and the standardized measure of discounted future net cash flows relative to crude oil and natural gas reserves. In addition, periods of sharply lower commodity prices could affect the Company's production levels and/or cause it to curtail capital spending projects and delay or defer exploration, exploitation or development projects.

         Projections relating to the price received by the Company for natural gas also rely on assumptions regarding the availability and pricing of transportation to the Company's key markets. In particular, the Company has contractual arrangements for the transportation of 580 million cubic feet per day of natural gas from the San Juan Basin eastward to Eastern and Midwestern markets or to market hubs in Texas, Oklahoma and Louisiana. The natural gas price received by the Company could be adversely affected by any constraints in pipeline capacity to serve these markets.

         Exploration and Production Risks. The Company's business is subject to all of the risks and uncertainties normally associated with the exploration for and development and production of crude oil and natural gas.

         The Company's "proved reserves" represent estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty can be recovered in future years from known reservoirs under existing economic and operating conditions. Reservoirs are considered proved if shown to be economically producible by either actual production or conclusive formation tests. Reserves which require the use of improved recovery techniques for production are included in proved reserves if supported by a successful pilot project or the operation of an installed program. The process of estimating quantities of proved reserves is inherently uncertain and involves subjective engineering and economic determinations. In this regard, changes in the economic conditions (including commodity prices)

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or operating conditions(including,  without limitation, exploration, development and production costs and expenses and drilling results from exploration and development activity) could cause the Company's estimated proved reserves or production to differ from those included in any such forward-looking statements or projections.

         Projecting future crude oil and natural gas production is imprecise. Producing oil and gas reservoirs eventually have declining production rates. Projections of production rates rely on certain assumptions regarding historical production patterns in the area or formation tests for a particular producing horizon. Actual production rates could differ materially from such projections. Production rates depend on a number of additional factors, including commodity prices, market demand, and the political, economic and regulatory climate.

         Another major factor affecting the Company's production is its ability to replace depleting reservoirs with new reserves through acquisition, exploration or exploitation programs. Exploration success is extremely difficult to predict with certainty, particularly over the short term where the timing and extent of successful results vary widely. Over the long term, the ability to replace reserves depends not only on the Company's ability to locate crude oil and natural gas reserves, but on the cost of finding and developing such reserves. Moreover, development of any particular exploration or exploitation project may not be justified because of the commodity price environment at the time or because of the Company's finding and development costs for such project. No assurances can be given as to the level or timing of success that the Company will be able to achieve in acquiring or finding and developing additional reserves.

         Projections relating to the Company's production and financial results rely on certain assumptions about the Company's continued success in its acquisition and asset rationalization programs and in its cost management efforts (including well operating expenses and general and administrative costs).

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         The Company's drilling operations are subject to various hazards common to the oil and gas industry, including explosions, fires, and blowouts, which could result in damage to or destruction of oil and gas wells or formations, production facilities and other property, and injury to people. They are also subject to the additional hazards of marine operations, such as capsizing, collision and damage or loss from severe weather conditions.

         Development Risk. A significant portion of the Company's development plans involve large projects in the Gulf of Mexico and other areas. A variety of factors affect the timing and outcome of such projects including, without limitation, approval by the other parties owning working interests in the project, receipt of necessary permits and approvals by applicable governmental agencies, the availability of the necessary drilling equipment, delivery schedules for critical equipment, and arrangements for the gathering and transportation of the produced hydrocarbons.

         Competition. The Company actively competes for property acquisitions, exploration leases and sales of crude oil and natural gas, frequently against companies with substantially larger financial and other resources. In its marketing activities, the Company competes with numerous companies for gas purchasing and processing contracts and for natural gas and natural gas liquids at several steps in the distribution chain. Competitive factors in the Company's business include price, contract terms, quality of service, pipeline access, transportation discounts and distribution efficiencies.

         Political and Regulatory Risk. The Company's operations are affected by federal, state and local laws and regulations such as restrictions on production, changes in taxes, royalties and other amounts payable to governments or governmental agencies, price or gathering rate controls, and environmental protection regulations. Changes in such laws and regulations, or interpretations thereof, could have a significant effect on the Company's operations or financial results.